UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007 (April 19, 2007)

MEDIALINK WORLDWIDE INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-21989	52-1481284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

708 THIRD AVENUE, NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 682-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 19, 2007, Medialink Worldwide Incorporated (the “Company”) announced that William McCarren will be leaving the Company effective June 30, 2007.  Mr. McCarren was formerly president of the Company’s U.S. Newswire division, which was sold in September 2006.  Mr. McCarren ceased being an executive office of the Company upon the sale of U.S. Newswire.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of business acquired
Not applicable

                (b) Pro forma financial information
                Not applicable

(c) Shell company transactions
Not applicable

(d) Exhibits

99.1 Press release of the Company, dated April 19, 2007, entitled “Medialink’s McCarren to Leave Company for National Press Club.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medialink Worldwide Incorporated
Registrant

Date: April 25, 2007	By:	/s/ Kenneth G. Torosian
Kenneth G. Torosian
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company, dated April 19, 2007, entitled “Medialink’s McCarren to Leave Company for National Press Club.”